Exhibit 99.2
Joint Filer Information

Name of Joint Filer:	HM Unitek Coinvest, LP

Address of Joint Filer:	c/o HM Capital Partners LLC 200 Crescent Court, Suite 1600 Dallas, Texas 75201

Designated Filer:	Sector Performance Fund, LP

Date of Event Requiring Statement:	April 14, 2010

Relationship:	10% Owner

Issuer Name and Ticker Symbol:	Berliner Communications, Inc. (BERL)

Signature:	HM Unitek Coinvest, LP

	By:	Sector Performance LLC, its general partner

	By:	/s/ David W. Knickel
David W. Knickel
Vice President and Chief Finanacial Officer

Joint Filer Information

Name of Joint Filer:	SPF SBS LP

Address of Joint Filer:	c/o HM Capital Partners LLC 200 Crescent Court, Suite 1600 Dallas, Texas 75201

Designated Filer:	Sector Performance Fund, LP

Date of Event Requiring Statement:	April 14, 2010

Relationship:	10% Owner

Issuer Name and Ticker Symbol:	Berliner Communications, Inc. (BERL)

Signature:	SPF SBS LP

	By:	Sector Performance LLC, its general partner

	By:	/s/ David W. Knickel
David W. Knickel
Vice President and Chief Finanacial Officer

Joint Filer Information

Name of Joint Filer:	Sector Performance GP, LP

Address of Joint Filer:	c/o HM Capital Partners LLC 200 Crescent Court, Suite 1600 Dallas, Texas 75201

Designated Filer:	Sector Performance Fund, LP

Date of Event Requiring Statement:	April 14, 2010

Relationship:	10% Owner

Issuer Name and Ticker Symbol:	Berliner Communications, Inc. (BERL)

Signature:	SECTOR PERFORMANCE GP, LP

	By:	Sector Performance LLC, its general partner

	By:	/s/ David W. Knickel
David W. Knickel
Vice President and Chief Finanacial Officer

Joint Filer Information

Name of Joint Filer:	Sector Performance LLC

Address of Joint Filer:	c/o HM Capital Partners LLC 200 Crescent Court, Suite 1600 Dallas, Texas 75201

Designated Filer:	Sector Performance Fund, LP

Date of Event Requiring Statement:	April 14, 2010

Relationship:	10% Owner

Issuer Name and Ticker Symbol:	Berliner Communications, Inc. (BERL)

Signature:	SECTOR PERFORMANCE LLC

	By:	Sector Performance LLC, its general partner

	By:	/s/ David W. Knickel
David W. Knickel
Vice President and Chief Finanacial Officer